SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    January 5, 2005
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:            (408) 235-5500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events	Page 3

Item 9.01	Financial Statements and Exhibits	Page 3

Signatures		Page 4
EXHIBIT 99.1

Item 8.01 Other Events.

     On January 11, 2005, Terayon Communication Systems, Inc. (the “Company”) issued a press release commenting on the lawsuit filed against it by Adelphia Communications Corporation which alleged, among other things, breach of contract and misrepresentation in connection with the Company’s October 28, 2004 announcement of its intent to cease investment in future development of CMTS (Cable Modem Termination System) products. Adelphia seeks monetary damages and declaratory relief.

     The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

     (c)          Exhibits.

Exhibit 99.1	Press Release of Terayon Communication Systems, Inc., dated January 11, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.

By:	/s/ Jerry Chase
Jerry Chase
Chief Executive Officer

Date: January 11, 2005

Exhibit 99.1	Press Release of Terayon Communication Systems, Inc., dated January 11, 2005.